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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    October 18, 2004


                            WEST BANCORPORATION, INC.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


Commission File Number:                              0-49677


                 Iowa                                 42-1230603
                 ----                                 -----------
      (State of Incorporation)           (I.R.S. Employer Indentification No.)


                  1601 22nd Street, West Des Moines, Iowa 50266
                  ---------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number:                       515-222-2300


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Section 2 -- Financial Information

Item 2.02. Results of Operations and Financial Condition

         On October 18, 2004, West Bancorporation, Inc. (the "Company") issued a press release announcing earnings for the third quarter of 2004. A copy of the press release is attached as Exhibit 99.1.

Section 9 -- Financial Statements and Exhibits

Item 9.01. Exhibits

(c)      Exhibits
         99.1 Press Release of West Bancorporation, Inc. dated October 18, 2004.


         The information contained in this Press Release and other financial reports may contain forward-looking statements about the Company's growth and acquisition strategies, new products and services, and future financial performance, including earnings and dividends per share, return on average assets, return on average equity, efficiency ratio and capital ratio. Certain statements in this news release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking information is based upon certain underlying assumptions, risks and uncertainties. Because of the possibility of change in the underlying assumptions, actual results could differ materially from these forward-looking statements. Risks and uncertainties that may affect future results include: competitive pressures, pricing pressures on loans and deposits, actions of bank and non-bank competitors, changes in local and national economic conditions, changes in regulatory requirements, actions of the Securities and Exchange Commission and/or the Federal Reserve Board, and customer's acceptance of the Company's products and services. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, West Bancorporation, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

West Bancorporation, Inc.
--------------------------
(Registrant)

October 18, 2004                    By: /s/ Douglas R. Gulling
----------------                    --------------------------
Dated                               Douglas R. Gulling
                                    Chief Financial Officer


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                                  EXHIBIT INDEX

The following exhibit is filed herewith:

         Exhibit No.               Description
         99.1                      Press Release of West Bancorporation, Inc.
                                   dated October 18, 2004